EXHIBIT 10.5.1

Schedule of Current and Former Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10.5 to the Company’s Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2024

Form A of Severance Agreement

Heidi G. Petz

Form B of Severance Agreement

Justin T. Binns
Jane M. Cronin
Colin M. Davie
Mary L. Garceau
James R. Jaye
Karl J. Jorgenrud
Allen J. Mistysyn
Todd D. Rea
Gregory P. Sofish
Bryan J. Young
Marlena K. Boyce
J. Paul Lang

Form C of Severance Agreement

John G. Morikis